Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

15. Income Taxes

The following table presents the income tax provision, along with income from continuing operations and the effective tax rate:

	Successor		Predecessor
	Three Months Ended March 31, 2012	Two Months Ended March 31, 2011	One Month Ended January 31, 2011
Income tax provision	$(17.4)	$(3.3)	$(0.7)
Income from Continuing Operations before Income Taxes	$103.7	$13.5	$632.2
Effective Tax Rate	16.8%	24.4%	0.1%

The tax provisions for the 2012 and 2011 Successor periods differ from the U.S. statutory rate of 35% primarily due to valuation allowances in the United States and income in foreign jurisdictions taxed at rates lower than 35%. In the one month ended January 31, 2011, the tax provision for the Predecessor period differs from the U.S. statutory rate of 35% primarily due to fresh-start adjustments, which were booked net of tax. Additionally, the Predecessor period effective tax rate was impacted by valuation allowances in multiple jurisdictions and income in foreign jurisdictions taxed at lower rates than 35%.

The application of fresh-start accounting on January 31, 2011 resulted in the re-measurement of deferred income tax liabilities associated with the revaluation of the Company’s assets and liabilities pursuant to ASC 852 (see Note 5). As a result, deferred income taxes were recorded at amounts determined in accordance with ASC 740 of $11.8 million as part of reorganization income. Additionally, during 2011, the Company released valuation allowances against certain of its deferred tax assets in the Netherlands and Australia resulting from this re-measurement.

For U.S. federal income tax purposes, typically the amount of cancellation of debt income (“CODI”) recognized, and accordingly the amount of tax attributes that may be reduced, depends in part on the fair market value of non-cash consideration given to creditors. On the Company’s date of emergence, the fair market value of non-cash consideration given was such that the creditors received consideration in excess of their claims. For this reason, the company did not recognize any CODI and retained all of its U.S. tax attributes. In addition, the Company is reflecting a tax deduction for the premium paid to the creditors of $1,129.7 million. This deduction will increase the Company’s net operating losses (“NOL’s”) in the United States and in various states where the company has filing requirements. The resulting federal tax benefit of $395.4 million and the estimated corresponding state tax benefit of $51.0 million, net of the deferred federal effect, have been fully offset by a valuation allowance in accordance with ASC 740, after considering all available positive and negative evidence. Because the financial offset for the consideration given to creditors was recorded through equity, neither the tax benefits nor the offsetting valuation allowance impacts are shown in the effective tax rate table above. Instead, the excess tax benefit, which nets to zero with the valuation allowance, is reflected as an equity adjustment.

Upon emergence from bankruptcy, the Company experienced an ownership change resulting in a limitation under IRC Sections 382 and 383 related to its U.S. NOL’s generated prior to emergence. The Company does not expect that the application of these limitations will have any material affect upon its U.S. federal or state income tax liabilities.

The Company continues to maintain a valuation allowance related to the net deferred tax assets in the United States. Future provisions for income taxes will include no tax benefits with respect to losses incurred and tax expense only to the extent of current payments until the valuation allowance in the United States is eliminated. ASC 740 requires that all available positive and negative evidence be weighted to determine whether a valuation allowance should be recorded.

19. Income Taxes

Taxation of a company with operations in several foreign countries involves many complex variables. Because of these complexities, the comparisons between the United States and international components of income before income taxes and the provision for income taxes shown below do not necessarily provide reliable indicators of relationships in future periods.

Income (loss) from continuing operations before income taxes is comprised of the following:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars)
United States	$119.4	$497.4	$(10.0)	$(15.2)
International	142.3	134.8	16.6	(15.0)

Total	$261.7	$632.2	$6.6	$(30.2)

The income tax benefit (provision) from continuing operations is summarized below:

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
	(Millions of dollars)
U.S. Federal:
Current	$—	$—	$—	$—
Deferred	—	—	—	—

	—	—	—	—

International:
Current	(16.0)	0.1	(6.8)	—
Deferred	(3.8)	(0.8)	5.1	1.9

	(19.8)	(0.7)	(1.7)	1.9

State:
Current	(0.4)	—	(0.3)	(0.4)
Deferred	—	—	—	—

	(0.4)	—	(0.3)	(0.4)

Total benefit/(provision) from continuing operations	$(20.2)	$(0.7)	$(2.0)	$1.5

In the following table, the U.S. federal statutory income tax rate is reconciled to the Company’s effective income tax rates for “Income (Loss) from Continuing Operations” as reflected in the Consolidated Statements of Operations.

	Successor	Predecessor
	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31,
			2010	2009
U.S. statutory tax rate	35.0%	35.0%	35.0%	35.0%
Increases (decreases) resulting from:
Taxation of foreign operations	(6.8)	(0.3)	91.2	(3.0)
State income taxes	2.0	(0.1)	(15.2)	14.2
Disallowed officers compensation	2.5	—	—	—
Capitalized professional fees	4.5	0.4	207.1	(19.6)
Foreign interest disallowance	2.1	—	61.0	(2.9)
Permanent adjustment for fresh-start (net of tax)	—	(29.3)	—	—
Prior year accruals	—	—	23.3	(6.4)
Change in uncertain tax positions	(6.0)	—	54.2	0.2
Valuation allowances	(25.3)	(1.3)	(427.0)	(157.7)
Equity deconsolidation of subsidiary	—	—	—	149.7
Other, net	(0.3)	(4.3)	0.7	(4.5)

Effective tax rate	7.7%	0.1%	30.3%	5.0%

For U.S. federal income tax purposes, typically the amount of cancellation of debt income (“CODI”) recognized, and accordingly the amount of tax attributes that may be reduced, depends in part on the fair market value of non-cash consideration given to creditors. On the Effective Date, the fair market value of non-cash consideration given was such that the creditors received consideration in excess of their claims. For this reason, the Company did not recognize any CODI and retained all of its U.S. tax attributes. In addition, the Company is reflecting a tax deduction for the premium paid to the creditors of $1,129.7 million. This deduction will increase the Company’s net operating losses (“NOL’s”) in the United States and in various states where the Company has filing requirements. The resulting estimated federal tax benefit of $395.4 million and the estimated corresponding state tax benefit of $51.0 million, net of the deferred federal effect, have been fully offset by a valuation allowance in accordance with ASC 740, after considering all available positive and negative evidence. Because the financial offset for the consideration given to creditors was recorded through equity, neither the tax benefits nor the offsetting valuation allowance impacts are shown in the effective tax rate table above. Instead, the excess tax benefit, which nets to zero with the valuation allowance, is reflected as an equity adjustment.

Upon emergence from bankruptcy, the Company experienced an ownership change resulting in a limitation under IRC Section 382 and 383 related to its U.S. NOL’s generated prior to emergence. The Company does not expect that the application of these limitations will have any material affect upon its U.S. federal or state income tax liabilities.

Net deferred tax assets (liabilities) at December 31, 2011 and 2010 were comprised of the following:

	Successor	Predecessor
	December 31, 2011	December 31, 2010
	(Millions of dollars)
Deferred tax assets:
Net operating loss and other carryforwards	$494.5	$76.3
Property, plant and equipment	6.3	14.8
Reserves for environmental remediation and restoration	6.2	164.7
Obligations for pension and other employee benefits	57.4	49.1
Investments	33.7	32.2
Grantor Trusts	123.0	—
State and local tax	1.4	0.8
Other long-term assets	—	8.4
Inventory	3.5	6.0
Interest	—	2.9
Other accrued liabilities	15.7	18.5
Litigation	—	3.7
Unrealized foreign exchange losses	1.1	—
Other	0.3	12.1

Total deferred tax assets	743.1	389.5
Valuation allowance associated with deferred tax assets	(561.0)	(346.0)

Net deferred tax assets	$182.1	$43.5

Deferred tax liabilities—
Property, plant and equipment	$(67.0)	$(21.4)
Intangibles	(117.9)	—
Inventory	(0.7)	(1.0)
Prepaid expenses	(0.6)	(0.7)
Uncertain tax positions	(0.8)	(3.9)
Other	(0.9)	(2.8)

Total deferred tax liabilities	(187.9)	(29.8)

Net deferred tax asset/(liability)	$(5.8)	$13.7

Balance sheet classifications:
Deferred tax assets—current	$4.3	$4.3
Deferred tax assets—long-term	9.0	9.4
Deferred tax liability—current	—	—
Deferred tax liability—long-term	(19.1)	—

Net deferred tax asset (liability)	$(5.8)	$13.7

During the years ended December 31, 2011 and 2010, the total change to the valuation allowance was an increase of $215.0 million and a decrease of $24.9 million, respectively.

The deferred tax assets generated by tax loss carryforwards of the Company have been substantially offset by valuation allowances. The expiration of these carryforwards as of December 31, 2011, is shown below. These expiration amounts are comprised of International, U.S. and State losses.

Tax Loss Carryforwards
(Millions of dollars)
Year of Expiration:
2012	$0.3
2013	21.7
2014	51.5
2015	31.4
2016	32.9
Thereafter	2,690.5

Total tax losses	$2,828.3

The application of fresh-start accounting on January 31, 2011 resulted in the re-measurement of deferred income tax liabilities associated with the revaluation of the Company’s assets and liabilities pursuant to ASC 852 (see Note 4). As a result, deferred income taxes were recorded at amounts determined in accordance with ASC 740 of $11.8 million as part of reorganization income. Additionally, during 2011, the Company released valuation allowances against certain of its deferred tax assets in the Netherlands and Australia resulting from this re-measurement.

Undistributed earnings of certain foreign subsidiaries totaled $144.0 million at December 31, 2011. At December 31, 2011, no provision for deferred U.S. income taxes had been made for these earnings because they were considered to be indefinitely reinvested outside the United States. The distribution of these earnings in the form of dividends or otherwise, may subject the Company to U.S. federal and state income taxes and, possibly, foreign withholding taxes. However, because of the complexities of U.S. taxation of foreign earnings, it is not practicable to estimate the amount of additional tax that might be payable on the eventual remittance of these earnings to the United States.

The Company entered into a tax sharing agreement with Kerr-McGee that governed Kerr-McGee’s and the Company’s respective rights, responsibilities and obligations subsequent to the IPO with respect to taxes for tax periods ending in 2005 and prior. Generally, taxes incurred or accrued prior to the IPO that are attributable to the business of one party will be borne solely by that party. The tax sharing agreement was set aside by the Bankruptcy Court and, therefore, no future payables or receivables will be recorded under the tax sharing agreement for tax periods ending in 2005 and prior.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits at January 31, 2011 and December 31, 2011 is as follows:

2011
(Millions of dollars)
Predecessor: Balance at January 1	$13.0
Additions for tax positions related to the current year	—
Reductions for tax positions related to prior years	—
Unrealized foreign exchange gains (losses)	(0.2)
Decrease due to settlements	—
Decrease due to lapse of applicable statute of limitations	—

Predecessor: Balance at January 31	$12.8
Additions for tax positions related to the current year	0.9
Reductions for tax positions related to prior years	—
Unrealized foreign exchange gains (losses)	0.2
Decrease due to settlements	(3.0)
Decrease due to lapse of applicable statute of limitations	(9.3)

Successor: Balance at December 31	$1.6

A reconciliation of the beginning and ending amounts of unrecognized tax benefits at 2010 and 2009 is as follows:

	Predecessor
	2010	2009
	(Millions of dollars)
Predecessor: Balance at January 1	$7.9	$40.4
Additions for tax positions related to the current year	3.5	—
Reductions for tax positions related to prior years	—	(32.5)
Unrealized foreign exchange gains (losses)	1.6	0.5
Decrease due to lapse of applicable statute of limitations	—	(0.5)

Predecessor: Balance at December 31	$13.0	$7.9

Included in the balance at December 31, 2011 and 2010, were tax positions of $0.8 million and $0.8 million, respectively, for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductibility. There were no tax positions with timing uncertainty as of December 31, 2009. The net benefit associated with approximately $0.8 million and $12.2 million of the December 31, 2011 and 2010 reserve, respectively, for unrecognized tax benefits, if recognized, would affect the effective income tax rate.

As a result of potential settlements, it is reasonably possible that the Company’s gross unrecognized tax benefits for interest deductibility may decrease within the next twelve months by an amount up to $0.8 million.

The Company recognizes interest and penalties related to unrecognized tax benefits in “Income tax benefit (provision)” on the Consolidated Statements of Operations. During the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009, the Company recognized approximately $(10.2) million, $0.1 million, $1.6 million and $1.7 million, respectively, in gross interest and penalties in the Consolidated Statements of Operations. At December 31, 2011 and 2010, the Company had approximately nil and $9.9 million, respectively, accrued for the gross payment of interest and penalties. At December 31, 2011 and 2010, the noncurrent liability section of the Consolidated Balance Sheets reflected $1.6 million and $19.1 million, respectively, as the reserve for uncertain tax positions. The 2010 balance of $19.1 million included the $9.9 million of interest and penalties, which was reversed as part of the interest number above, but did not include unrecognized tax benefits of $3.8 million, which were recorded to the deferred tax liability account.

The Company was included in the U.S. federal income tax returns of Kerr-McGee Corporation and Subsidiaries for tax periods ending in 2005 and prior. The Internal Revenue Service (the “IRS”) has completed its examination of the Kerr-McGee Corporation and Subsidiaries’ federal income tax returns for all years through 2005, and these years have been closed with the exception of issues for which a refund claim has been filed and is being pursued in the U.S. Court of Federal Claims. The amounts payable to Kerr-McGee under the tax sharing agreement with respect to these closed years was settled upon emergence.

The U.S. returns are now closed for years through 2008, with the exception of issues for which the Kerr-McGee Corporation refund claim is being pursued in the United States Court of Federal Claims. The Netherlands returns are closed through 2005. The Australian returns are closed through 2004. The Switzerland returns are closed through 2007. The Company believes that it has made adequate provision for income taxes that may be payable with respect to years open for examination; however, the ultimate outcome is not presently known and, accordingly, additional provisions may be necessary and/or reclassifications of noncurrent tax liabilities to current may occur in the future.